Exhibit 99.1

New Orleans, LA April 2005 Howard Weil Inc. 33rd Annual Conference

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company's Form 10-K filed with the Securities and Exchange Commission on December 13, 2004.

1st up cycle for H&P as a pure play driller. Increase in rig fleet of 57% from 2000 to 2006. 50 new FlexRigs have established the new performance standard for the industry. Potential for an up cycle that is prolonged and less volatile. We remain financially strong and well positioned. What Is Different About This Cycle

International Platform Conventional FlexRigs Rig Fleet 27 11 29 61 The Three Distinct Markets Of H&P's Rig Fleet 128 Total Rigs April 2005

Largest single customer contract in Company's History Leverages off new performance standard set by Flex3's Opens large market segment previously untapped by the Company Validates the business case for delivering improved drilling efficiencies Consistent with unique new build core competency Williams Announcement Provides Momentum

Rig Fleet Increase Of 57% Since 2000 2000 2001 2002 2003 2004 2005 2006E Rig Fleet Size 88 96 111 128 131 128 138 57% Increase

U.S. Land Cash Margin Per Rig Day

Common Stock Total Return Index 10/20/2004 - 2/14/2005 First Quarter Earnings Announced 4th Quarter and Fiscal Year Earnings Announced

U.S. Land Operations 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 operating profit 6455000 5747000 9487000 13856000 25588000 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 Margin Per Day 3414 3186 3644 4223 5563 Utilization 0.81 0.86 0.89 0.92 0.92

Baker Hughes U.S. Rig Count January 3, 1997 - April 1, 2005

U.S. Offshore Operations 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 Operating Profit 4212000 3880000 3820000 -47540000 4168000 Without Impairment 4000000 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 Margin Per Day 14986 14163 11608 10400 11542 Utilization 0.42 0.42 0.52 0.54 0.56

Baker Hughes - International Rig Count January 1997 - February 2005

International Operations 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 Operating Profit 3640000 1555000 1746000 5185000 6197000 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 Margin Per Day 5690 5204 4250 6007 5862 Utilization 0.53 0.51 0.53 0.57 0.71

FY01 FY02 FY03 FY04 FY05 80.467 53.706 17.873 4.359 77.597 35.441 15.947 -11.987 77.597 35.441 15.947 19.953 70 19.953 HELMERICH & PAYNE, INC. NET INCOME * * Net income excluding impairment charge, equity income, gains from sale of portfolio, and (in 2005) the sale of two land rigs. First Quarter FY2005 Annualized

EPS Sensitivity * US Land Annual EPS Increases $1000 Average Revenue & Margin Per Day Increase .37 US Platform 1 Additional Rig Working A Full Year .07 International Utilization Increasing By 5 Percentage Points .03 * Using 1Q05 Earning & Statistics As Baseline See Forward Looking Statement Disclaimer - Page 2

FlexRig3 Project Return Estimates 0% 5% 10% 15% 20% 25% 30% 35% $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 Average Rig Margin per Day Actual 12 mos. FY2004 Cash On Cash Returns Actual 1st Qtr FY2005 Financial ROIC Actual Average Feb. 2005

Focus on improving the Company's total return on invested capital. Leverage our experience in rig design, construction, and field execution into additional opportunities. Look for international market expansion where operators place greater value on improved drilling efficiencies and overall performance. What's Next For H&P?

U.S. Rigs 27 International Rigs 128 Total H&P Rigs 10 U.S. Construction 7 Management Contracts Rig Locations South America Venezuela 9/12 Colombia 2/2 Ecuador 8/8 Bolivia 2/2 Argentina 2/2 GOM 5/11 U.S. Land 85/90 California Equatorial Guinea Russia Hungary - Rig 168 (In Transit to U.S.)

Rig Status as of 17 February 2005 Rigs Available 61 29 11 27 128 Rigs Working/ Contracted 61 24 5 24 114 % Activity 100% 83% 45% 89% 89% U.S. Land, FlexRig & Mobile U.S. Land, Conventional U.S. Platform International Land Total Management Contracts: U.S. GOM & CA Equatorial Guinea Russia Total Rigs Working/Contracted 2 1 4 118

Segment Outlook - U.S. Land Sustained rig demand Potential for continuing dayrate increases Potential for term contracts New rig construction Growing customer focus on safety and performance Exploit H&P's competitive advantages Strong and Improving!

FlexRig4 Program First FlexRig4 project is underway (ten new rigs) Expect outstanding financial returns Strong validation for FlexRig value proposition Operator benefits: Significant total drilling costs savings Accelerated well delivery and production Enhanced safety and environmental sensitivity

The FlexRig4 Variation of the FlexRig3 300,000 - 500,000# hook load capacity 4,000 to 12,000 feet depth range Two alternative rig designs Multi-well pad type (Williams project) Highly mobile, with range-3 singles

The Williams (WMB) FlexRig4 Project Ten new, multi-well pad rigs (FlexRig4 "S") Piceance Basin, western Colorado Three year minimum term per rig First rig to be delivered in November 2005 Remaining nine rigs - one rig per month Compensation includes base rates and incentives Expect contract revenues to exceed $200 million

FY1997 1998 1999 2000 2001 2002 2003 2004 2005E 2006E Rigs 18,000' + 15 15 15 16 18 22 22 21 21 21 Rigs 8 - 18,000' 15 21 25 23 31 44 61 69 70 70 Rigs 6 - 12,000' 10 Move from Deep to Mid-Depth Land Rigs

Total M&S - U.S. Land

Steady platform rig demand and supply Continues to be a rewarding business Operating leverage available for potential recovery Should add two rigs by end of third quarter Rig management contract opportunities Segment Outlook - Offshore, U.S. GOM Steady, Good Potential

Venezuela - Nine rigs are working. Three rigs available with strong prospects. Colombia - Both rigs working. Should continue for FY05. Ecuador - All eight rigs working. Strong market. Hungary - As forecast, R168 completed work December 04. Returning to U.S. Bolivia/Argentina - One rig working. Three rigs on dayrate by 15 April, 1 June & 15 July. Segment Outlook - International Recovering! Highest Activity in S. America since 1998

Russia H&P now eight months into assistance contract for four Russia rigs. Early Results of Assistance Team: ? Good relationship with customer. ? Steep learning curve for Russian & artic environment. ? Improving field performance. ? FlexRig concepts offer meaningful possibilities. Growing interest in application of new drilling rig technology. High Potential

H&P is the leader in: Well and personnel safety Field performance Best value Why Do Operators Select H&P Rigs?

2004 Safety Performance

Innovative technology Reduced move times Reliability Drilling performance H&P is the Leader in Field Performance

Apply New Ideas & Technology Integrated Top Drive Mechanized Tubular Handling VFD AC Drawworks BOP Handling V-ICIS eD Controls Communications

H&P Land Rig Moves 1998 to 2004 1200 HP Mobile Rigs 1500 HP FlexRigs 1000 HP 1500 HP 2000 HP 3000 HP Average Rig Move Days 2.39 3.31 5.75 7.27 8.27 10.38 # moves 723 1150 266 158 130 89 Conventional Rigs (Rig move time: Time from rig release on last well to spud of next well including time to rig down, transport, rig up and prepare to spud.)

June 2002 - January 2005 FlexRigs Contracted Downtime Percentage H&P FlexRig3 Downtime Performance

Highlights of Rigs 210 - 241 1. Field Performance vs. customer's planned drill curves ? 619 complete wells to date ? 410 wells (66%) under ? 28 wells (5%) on ? 181 wells (29%) over 2. 53% of FlexRig3s are currently drilling directional, more technically difficult wells. FlexRig3

Example of Best Value: H&P 213 FlexRig3

Best Value - Reduced Well Cycle Time Average of best Best of Competition H&P R213 in field to Aug 02 Apr 05 Apr 05 Drilling days 21 9.5 7.7 Completion days 2 2 2 Moving days 6 5 3 Well cycle in days 29 16.5 12.7 2. Contractor rate/day $8,000 $12,000 $16,500 Operator's other intangible cost per day estimate $7,000 $7,000 $7,000 Operator's daily "spread" cost estimate $15,000 $19,000 $23,500 Intangible cost per well $435,000 $313,500 $298,450 3. Total Value Added - per well $187,500 $244,500 per year ~$4.1MM ~$6.9MM 4. Captured by drilling contractor - per year ~$1.4MM ~$3.1MM 34% 44%

Best Value Reduced Well Cycle Time 3. Added value from FlexRig3 operations Lowest total well cost Increased wells per rig per year: 1st Year: 18 wells vs. 12.5 wells Wells 28 - 58: 28.3 wells vs. 12.5 wells Early production: Incremental wells on production 1st Year: 5.5 wells / yr Wells 28 - 58: 15.8 wells / yr Improved efficiency of operator's organization

Example of Best Value: FlexRig3s in Rocky Mountains

Higher margins provide increasing returns Expanded rig fleet provides greater leverage Returning idle international and offshore rigs to work provides upside Achieve historic advantage of higher utilization rates Value proposition becomes more compelling in an improving market Why We Are Optimistic About The Future?